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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 25, 2000


                              LSI LOGIC CORPORATION
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             (Exact name of Registrant as specified in its charter)

    Delaware                                     0-11674                                  94-2712976
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(State or other jurisdiction of            (Commission File Number)           (I.R.S. Employer Identification No.)
incorporation or organization)



                             1551 McCarthy Boulevard
                           Milpitas, California 95035
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          (Address, including zip code, of principal executive offices)


               Registrant's telephone number, including area code:

                                 (408) 433-8000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.   Other Events.

          The information that is set forth in the Registrant's Press Release dated July 25, 2000 is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

          99.1 Text of Press Release dated July 25, 2000

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LSI LOGIC CORPORATION
                                       A Delaware Corporation

Dated: July 26, 2000                   By: /s/ David G. Pursel
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                                           David G. Pursel
                                           Vice President, General Counsel and
                                           Secretary

                                 EXHIBIT INDEX

Exhibit Number                   Description
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    99.1         Text of Press Release dated July 25, 2000.